[LETTERHEAD]


                             L.P. MARTIN & COMPANY
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                             PHONE: (804) 348-2828
                              FAX: (804) 346-9311

          CONSENT OF L.P. MARTIN & COMPANY, P.C., INDEPENDENT AUDITORS

The Board of Directors
United Dominion Realty Trust, Inc.

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-3 No. 333-27221, Registration Statement Form S-3 No. 33-64275, Registration Statement Form S-3 No. 333-11207, Registration Statement Form S-3 No. 333-15133, Registration Statement Form S-8 No. 33-47926, Registration Statement Form S-8 No. 33-48000, Registration Statement Form S-8 No. 33-58201 and Registration Statement Form S-8 No. 333-32829 of United Dominion Realty Trust, Inc. of our report dated June 11, 1997, with respect to the statement of rental operations of Anderson Mill Oaks Apartments for the year ended December 31, 1996, our report dated June 11, 1997, with respect to the statement of rental operations of Pineloch Apartments for the year ended December 31, 1996, our report dated June 11, 1997, with respect to the statement of rental operations of Post Oak Ridge Apartments for the year ended December 31, 1996, our report dated June 11, 1997, with respect to the statement of rental operations of Seahawk Apartments for the year ended
December 31, 1996, our report dated June 25, 1997, with respect to the statement of rental operations of Tradewinds Apartments for the year ended December 31, 1996, our report dated June 25, 1997, with respect to the statement of rental operations of Trinity Place Apartments for the year ended December 31, 1996, our report dated June 25, 1997, with respect to the statement of rental operations of Stoneybrooke Apartments for the year ended December 31, 1996, our report dated August 7, 1997, with respect to the statement of rental operations of Forest Creek Apartments for the year ended December 31, 1996, our report dated August 7, 1997, with respect to the statement of rental operations of Lakeside Apartments for the year ended December 31, 1996, our report dated August 7, 1997, with respect to the statement of rental operations of Lotus Landing Apartments for the year ended December 31, 1996, our report dated August 7, 1997, with respect to the statement of rental operations of Mallards of Brandywine Apartments for the year ended December 31, 1996, and our report dated August 7, 1997, with respect to the statement of rental operations of Orange Oaks Apartments for the year ended December 31, 1996, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated July 1, 1997.

/s/ L.P. Martin & Company, P.C.

 L.P. Martin & Company, P.C.
 Certified Public Accountants
 Richmond, Virginia
 September 15, 1997